Exhibit 99.1

NEW YORK — May 7, 2026 — Blackstone Secured Lending Fund (NYSE: BXSL or the “Company”) today reported its first quarter 2026 results. Brad Marshall, Co - Chief Executive Officer of Blackstone Secured Lending Fund, said, “BXSL reported another strong quarter despite recent market volatility, with net investment income per share fully covering our dividend per share of $0.77, representing an 11.7% annualized dividend yield on NAV of $26.26 per share. New investment activity was nearly $325 million while repayments grew to nearly $450 million. While non - accruals increased during the quarter from historically low levels, our portfolio of primarily first - lien senior secured debt remains well positioned, underpinned by high single - digit percent LTM EBITDA growth across our borrowers and stable interest coverage ratios of 2.0x. Overall, we believe performance continues to be supported by high current income, senior positioning with strong documentation protection, and proactive portfolio management.” Blackstone Secured Lending Fund issued a full detailed presentation of its first quarter 2026 results, which can be viewed at www.bxsl.com . Dividend Declaration The Company's Board of Trustees has declared a second quarter 2026 dividend of $0.77 per share to shareholders of record as of June 30, 2026, payable on or about July 24, 2026. Quarterly Investor Call Details Blackstone Secured Lending Fund will host its conference call today at 9:30 a.m. ET to discuss results. To register for the webcast, please use the following link: https://event.webcasts.com/starthere.jsp?ei=1759712&tp_key=af0b41e04f Blackstone Secured Lending Fund 345 Park Avenue New York, NY 10154 T 212 583 5000 Blackstone Secured Lending Fund Reports First Quarter 2026 Results

For those unable to listen to the live broadcast, there will be a webcast replay on the Shareholders section of BXSL’s website at https://ir.bxsl.com . About Blackstone Secured Lending Fund Blackstone Secured Lending Fund (NYSE: BXSL) is a specialty finance company that invests primarily in the debt of private U.S. companies. As of March 31, 2026, BXSL’s fair value of investments was approximately $13.9 billion. BXSL has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. BXSL is externally managed by Blackstone Private Credit Strategies LLC, an SEC - registered investment adviser that is an affiliate of Blackstone Inc. Blackstone Inc., together with its subsidiaries, is the world’s largest alternative investment firm with over $1.3 trillion of assets under management as of March 31, 2026. Forward - Looking Statements and Other Matters Certain information contained in this communication constitutes “forward - looking statements.” These forward - looking statements can be identified by the use of forward - looking terminology, such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “can,” “could,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates”, “opportunity,” “leads,” “forecast,” “possible,” “confident,” “conviction,” “identified” or the negative versions of these words or other comparable words thereof. These may include BXSL’s financial estimates and their underlying assumptions, statements about plans, statements regarding pending transactions, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends and statements regarding identified but not yet closed investments. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. BXSL believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or BXSL’s prospectus and other filings). The forward - looking statements speak only as of the date of this report. Except as otherwise required by federal securities laws, BXSL undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future developments or otherwise. Contacts Fund and Portfolio Inquiries Justin Farshidi Justin.Farshidi@blackstone.com +1 646 482 - 3823 Media Thomas Clements Thomas.Clements@blackstone.com +1 646 - 482 - 6088 Investors Stacy Wang, Head of Stakeholder Relations Blackstoneshareholderrelations@blackstone.com

Blackstone Secured Lending Fund First Quarter 2026 Results MAY 7, 2026 This presentation should be read in conjunction with BXSL’s latest quarterly report filed on Form 10 - Q for the period ended March 31, 2026. Numbers are approximate and may not add up due to rounding.

4 11.4% 11.7% 97.6% 1Q'26 annualized NII return (2) 1Q'26 dividend yield based on NAV (3) First lien, senior secured debt (1) $0.77 1Q'26 NII per share $0.77 1Q'26 dividend declared 51.7% Average loan - to - value (5)(6) 92.9% Income excluding PIK, fees, and dividends 100% 1Q'26 dividend coverage (4) 3.1% Non - accrual debt investments (7) HIGHLIGHTS ▪ BXSL continues to be designed to provide steady earnings while mitigating risk across different market environments with a 95.8% (1) floating rate debt portfolio focused on senior secured debt investments ▪ Portfolio has remained well positioned with healthy underlying credit fundamentals and 3.1% of investments on non - accrual (at fair market value) (7) Note : All figures in this presentation are as of March 31 , 2026 , unless otherwise stated . Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted . Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions . Opinions expressed reflect the current opinions of BXSL as of the date appearing in the materials only and are based on BXSL’s opinions of the current market environment, which is subject to change . Past performance does not predict future returns and there can be no assurance that BXSL will achieve the same results in future quarters . There can be no assurances that any of the trends described throughout the materials will continue or will not reverse . (1) Based on the fair market value of the portfolio as of March 31, 2026. Debt investments, excluding non - accrual debt investments, are 99.5% floating rate and debt investments represent 99.3% of total investments based on the fair market value of the portfolio as of March 31, 2026. (2) Annualized net investment income (“NII”) return is calculated as the 1Q'26 annualized net investment income per share divided by net asset value (“NAV”) per share at the beginning of the period. (3) 1Q'26 Dividend yield is calculated as the 1Q'26 dividend ($0.77) annualized and divided by the ending NAV per share on March 31, 2026 ($26.26). (4) 1Q'26 Dividend coverage is calculated as 1Q'26 net investment income per share ($0.77) divided by 1Q'26 regular dividend per share ($0.77). (5) Average loan - to - value represents the net ratio of loan - to - value for each portfolio company, weighted based on the fair value of total applicable private debt investments . Loan - to - value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information . (6) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third - party valuation firm and excludes quoted assets . Amounts are weighted on fair market value of each respective investment . Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount . Accordingly, BXSL makes no representation or warranty in respect of this information . Private debt investments represent approximately 99 % of the total debt portfolio based on fair value . (7) Based on non - accrual debt investments as a percentage the fair market value of total investments. Based on amortized cost, investments on non - accrual represent 4.7% of total investments. Capital Protection Senior secured positions further insulated by strong sponsor relationships Earnings Highlights BXSL’s asset - liability structure is efficient Quarterly Dividend Consistent regular dividend supported by solid earnings power

5 Portfolio and Investment Activity ▪ Weighted average yield on performing debt investments at fair value of 9.3% at quarter - end, compared to 9.6% at prior quarter - end (3) ▪ New investment commitments in the quarter of $0.3 billion at par, $0.3 billion funded ▪ Proceeds from sales and repayments of $0.5 billion in the quarter Earnings Summary ▪ Net investment income of $179 million, or $0.77 per share in the quarter, compared to $0.80 per share in the prior quarter and $0.83 per share in 1Q 2025 ▪ Net income of $25 million, or $0.11 per share in the quarter, compared to $0.55 per share in the prior quarter and $0.66 per share in 1Q 2025 ▪ Regular dividend of $0.77 per share, representing a dividend yield of 11.7% (1) ▪ Net asset value of approximately $6.1 billion, or $26.26 per share at quarter - end ▪ Total return of 10.9% annualized inception to date and 0.7% for the quarter (2) (1) 1Q'26 dividend yield is calculated as the 1Q'26 dividend ($0.77) annualized and divided by the ending NAV per share on March 31, 2026 ($26.26). (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. Inception - to - date return is annualized. (3) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. (4) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base. As of March 31, 2026, $2.1 billion of capacity is undrawn and $2.0 billion is available to borrow. (5) Average debt - to - equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets. Ending debt - to - equity ratio represents the ratio of total principal of outstanding debt to net assets. (6) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments . (7) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance costs (including premiums and discounts), the impact of the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the quarter . Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 4 . 83 % during the quarter . FIRST QUARTER RESULTS Liquidity Update ▪ $2.3 billion of liquidity in unrestricted cash and undrawn debt (subject to borrowing base capacity) (4) ▪ 1.32x debt - to - equity (net of cash 1.27x) at quarter - end and average debt - to - equity of 1.31x (5) ▪ 25% fixed rate, unsecured debt with a weighted average coupon of 2.58% (6) ▪ Total all - in cost of debt of 4.90% (7) in 1Q 2026 and a weighted average maturity on debt facilities of approximately 3.1 years

6 (1) Annualized net investment income return is calculated as the net investment income per share divided by NAV per share at the beginning of the period. (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company’s dividend reinvestment plan), divided by the beginning NAV per share. (3) Carrying value of total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average debt - to - equity leverage ratio has been calculated using the average daily borrowings during the quarter divided by average net assets. Ending debt - to - equity ratio represents the ratio of total principal of outstanding debt to net assets. (4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. FIRST QUARTER 2026 SELECTED FINANCIAL HIGHLIGHT S ($ in millions, unless otherwise noted) 1Q'25 1Q'26 1Q'25 LTM 1Q'26 LTM Operating results Net investment income $ 189 $ 179 $ 731 $ 730 Net income 150 25 660 439 Net investment income per share 0.83 0.77 3.47 3.16 Net income per share 0.66 0.11 3.17 1.91 Regular dividends per share 0.77 0.77 3.08 3.08 Annualized net investment income return (1) 12.1% 11.4% 12.9% 11.5% Total return based on NAV (2) 2.8% 0.7% 13.0% 7.5% Portfolio activity New investment commitments, at par $ 756 $ 303 $ 4,390 $ 3,131 New investment fundings 689 325 3,913 2,905 Investments sold and repaid (978) (451) (1,579) (1,702) 3/31/2025 3/31/2026 Balance sheet Investments at fair value $ 12,834 $ 13,942 Total debt outstanding, carrying value (3) 7,383 8,034 Total debt outstanding, principal 7,414 8,076 Net asset value 6,241 6,100 Net asset value per share 27.39 26.26 Ending debt - to - equity (3) 1.19x 1.32x Average debt - to - equity (3) 1.16x 1.31x % First lien 98.2% 97.6% Weighted average yield on performing debt and income producing investments, at fair value (4) 10.2% 9.3% Number of portfolio companies 284 316

First Lien Debt 97.6% Second Lien Debt 1.6% 0.1% Equity 0.7% Portfolio Predominantly First Lien Debt (1) Unsecured Debt 47.4% 51.7% 1Q'25 1Q'26 Loan - to - Value (2) $210 $224 1Q'25 1Q'26 LTM EBITDA (6) $818 $841 1Q'25 1Q'26 Revenue (5) PORTFOLIO CHARACTERISTICS $13.9B investments at fair value 316 portfolio companies 3.1% non - accrual debt investments (4) 95.8% of investments are floating rate debt (1) 97.6% of investments are first lien, senior secured debt (1) 51.7% average loan - to - value (LTV) (2)(3) (1) Based on the fair market value of the portfolio as of March 31 , 2026 . Debt investments, excluding non - accrual debt investments, are 99 . 5 % floating rate and debt investments represent 99 . 3 % of total investments based on the fair market value of the portfolio as of March 31 , 2026 . (2) Average loan - to - value represents the net ratio of loan - to - value for each portfolio company, weighted based on the fair value of total applicable private debt investments . Loan - to - value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recently available information . (3) Includes all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third - party valuation firm and excludes quoted assets . Amounts are weighted on fair market value of each respective investment . Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by BXSL, and may reflect a normalized or adjusted amount . Accordingly, BXSL makes no representation or warranty in respect of this information . Private debt investments represent approximately 99 % of the total debt portfolio based on fair value . (4) Based on non - accrual debt investments as a percentage the fair market value of total investments . Based on amortized cost, investments on non - accrual represent 4 . 7 % of total investments . (5) Revenue data excludes private debt instruments where revenue data was not provided to BXSL . (6) EBITDA is a non - GAAP financial measure . For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the last twelve months (“LTM”) . Portfolio Company Weighted Average Statistics (3) ($ in millions, unless otherwise noted) 7

8 PORTFOLIO CONSTRUCTION ▪ Broad industry representation with largest exposures in software, professional services, health care providers & services and insurance ▪ Diversified portfolio across issuers with no single issuer accounting for more than 3% of the portfolio Top Ten Portfolio Companies (1)(2) (as of March 31, 2026) Top Ten Industries (1)(3) (as of March 31, 2026) (1) Based on the fair market value of the portfolio. (2) 316 portfolio companies. (3) 39 individual industries. 21% 10% 10% 9% 8% 4% 4% 4% 4% 3% Software Professional Services Health Care Providers & Services Insurance Commercial Services & Supplies Health Care Technology IT Services Diversified Consumer Services Aerospace & Defense Transportation Infrastructure Remainder of Portfolio, 81% (306 portfolio companies) Snoopy Bidco, 2% JSS, 2% Guidehouse, 2% Cambium, 2% Auctane (fka Stamps.com), 2% Corfin, 2% Medallia, 2% Bazaarvoice, 2% Navigator, 2% IRI Group/NPD/Circana, 1%

$0.70 $0.70 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.77 $0.93 DIVIDEND COVERAGE HISTORY ▪ Regular dividend of $0.77 per share, representing an annualized dividend yield of 11.7% (1) ▪ Net investment income fully covered our dividend, with a dividend coverage ratio of 100% (2) Historical Quarterly Dividends Per Share ($) (3) $1.06 $0.95 $0.96 $0.87 $0.89 $0.91 $0.84 $0.83 $0.77 $0.82 $0.80 $0.77 1Q'23 2Q'23 3Q'23 4Q'23 3Q'24 2Q'25 3Q'25 4Q'25 1Q'26 1Q'24 2Q'24 Regular Dividend 4Q'24 1Q'25 Net Investment Income Note: Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions. (1) Dividend yield is calculated as the dividend recorded during a specific quarter annualized and divided by the ending NAV per share. (2) Dividend coverage is calculated as net investment income per share during a specific quarter divided by regular dividend per share recorded during the same quarter. (3) Reflects historical dividends for last three years. Regular Dividend Yield (1) 10.7% 10.6% 11.6% 11.6% 11.5% 11.3% 11.3% 11.2% 11.2% 11.3% 11.3% 11.4% 11.7% Regular Dividend Coverage (2) 133% 151% 123% 125% 113% 116% 118% 109% 108% 100% 106% 104% 100% 9

SUMMARY OF OPERATING RESULTS ($ in millions, except share and per share data ) 1Q' 25 1 Q' 26 1Q' 25 LTM 1 Q' 26 LTM I nvestment I ncome Interest Income $ 336 $ 302 $ 1,293 $ 1,278 Payment - in - kind interest income 21 22 84 103 Dividend income - 0 0 1 Other Income 1 2 4 4 Total investm ent incom e $ 358 $ 325 $ 1 ,381 $ 1 ,387 Operating Expenses Interest expense $ 93 $ 100 $ 352 $ 389 Management fees 34 36 125 142 Income based incentive fees 34 2 149 95 Capital gains based incentive fees - - (3) - Other operating expenses 3 4 12 15 Total expenses before tax expense $ 165 $ 142 $ 635 $ 641 (1) Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions. 10 Net investm ent incom e before tax expense $ 193 $ 183 $ 746 $ 746 Excise and other tax expense 4 4 15 16 Net investm ent incom e af ter tax expense $ 189 $ 179 $ 731 $ 730 Net Realized and Unrealized Gains (Losses) Net change in unrealized appreciation (depreciation) (44) (155) (69) (265) Net realized and unrealized gains (losses) (39) (154) (70) (291) Net increase (decrease) in net assets resulting f rom operations $ 150 $ 25 $ 660 $ 439 Per Share Data (1) Net investment income (basic and diluted) $ 0.83 $ 0.77 $ 3.47 $ 3.16 Earnings (loss) per share (basic and diluted) 0.66 0.11 3.17 1.91 Dividends declared per share (regular) 0.77 0.77 3.08 3.08 Weighted average shares outstanding (basic and diluted) 226,577,167 232,203,849 N/A N/A Net realized gain (loss) 5 1 (1) (26)

SUMMARY STATEMENTS OF FINANCIAL CONDITION ($ in millions, except per share data) 3/31 /2025 12/31 /2025 3 / 31 / 2026 Assets Investments at fair value $ 12,834 $ 14,207 $ 13,942 Cash and cash equivalents 965 290 351 Interest receivable 107 106 98 Receivable from broker 10 11 2 Deferred financing costs 21 20 19 Receivable for investments 8 3 2 Derivative assets at fair value 24 20 23 Total Assets $ 13 ,969 $ 14 ,656 $ 14 ,437 Liabilities & Net Assets Debt (net of unamortized debt issuance costs) $ 7,383 $ 8,080 $ 8,034 Payable for investments 28 2 11 Due to affiliates 7 5 5 Management fees payable 34 36 36 Income based incentive fee payable 34 26 2 Capital gains based incentive fee payable - - - Interest payable 58 62 61 Distribution payable 175 179 179 Derivative liabilities at fair value 0 0 0 Accrued expenses and other liabilities 8 21 8 Total Liabilities $ 7,728 $ 8 ,4 1 1 $ 8 ,337 Total Net Assets $ 6,241 $ 6 ,245 $ 6 ,100 Total Liabilities and Net Assets $ 13 ,969 $ 14 ,656 $ 14 ,437 Net Asset Value per share $ 27.39 $ 26 .92 $ 26 .26 11

12 $756 $631 $1,289 $907 $303 $689 $530 $1,007 $1,042 $325 1Q'25 1Q'26 2Q'25 3Q'25 Investment commitments 4Q'25 Investment fundings INVESTMENT ACTIVITY ▪ Net funded investment activity of $(0.1) billion in the quarter: – New investment commitments of $0.3 billion at par and investment fundings of $0.3 billion – Proceeds from sales and repayments of $0.5 billion Originations and Fundings ($ in millions) Investment Activity Summary ($ in millions, unless otherwise noted) (1) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. 1Q'26 Investment commitments, at par $ 303 Investment fundings 325 Investments sold (2) Investments repaid (449) Net funded investment activity $ (126) Average new investment commitment $ 42 Number of new portfolio companies 6 Portfolio companies exited 6 Weighted average yield of new investments (1) 7.7% Weighted average yield on investments fully sold or paid down (1) 9.1%

$6,100 $1,393 $458 $1,725 $4,500 $1,992 $351 Total Debt: $8,076 CLO Debt (SOFR + 1.51% - 1.78%) Secured Revolver (SOFR + 1.525 - 1.775% (4) ) Equity Asset Based Facilities (SOFR + 1.65% - 1.95%) Unsecured Notes ($2.0 billion fixed rate notes with weighted average coupon of 2.58%; $2.5 billion swapped to weighted average of SOFR + 1.58% (1) ) Undrawn Borrowing Capacity (subject to borrowing base availability) (3) Cash and cash equivalents (including restricted cash of $76 million) (1) Certain notes are classified for the purposes of this disclosure as floating rate as a result of the Company entering into interest rate swaps to effectively swap fixed notes payments for floating rate payments . (2) BXSL has an investment grade credit rating of Baa 2 / stable outlook from Moody’s, upgraded on September 23 , 2024 , an investment grade credit rating of BBB / stable outlook from Fitch, reaffirmed on April 9 , 2026 , and an investment grade credit rating of BBB - / positive from S&P, issued on March 12 , 2025 . The underlying loans in BXSL are not rated . Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities . Blackstone provides compensation directly to Fitch, Moody’s and S&P for its evaluation of the Company . Credit ratings do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice . (3) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of March 31 , 2026 , $ 2 . 1 billion of capacity is undrawn and $ 2 . 0 billion is available to borrow . (4) Interest rate is SOFR + 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 200 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% . (5) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance costs (including premiums and discounts), the impact of the application of hedge accounting, and amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the quarter. Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 4.83% during the quarter. FUNDING PROFILE ▪ Well - structured, diversified, efficient capital structure with significant available liquidity ▪ BXSL maintains investment grade corporate credit ratings of Baa2/stable from Moody’s, BBB - /positive from S&P, and BBB/stable from Fitch (2) 73% of assets funded by unsecured debt and equity $2.3B of available liquidity provides material capacity (3) $10.2B of total committed debt 4.90% Total all - in cost of debt (5) 3.1 years weighted average maturity Funding Profile ($ in millions) 13

Supplemental Details

FIRST QUARTER 2026 NET ASSET VALUE BRIDGE - QTD (1) The per share data was derived by using the weighted average shares outstanding during the period. (2) The per share data for dividends was derived by using the actual shares outstanding as of each respective record date. 15

SUMMARY OF OPERATING RESULTS – COMPARATIVE ($ in millions, except share and per share data ) (1) Per share data is calculated based on weighted average shares outstanding during the period, unless otherwise noted. Dividends declared were derived by using the actual shares outstanding at the date of the relevant transactions. 16 1 Q'25 2Q'25 3Q'25 4Q'25 1 Q'26 Investment Income Interest Income $ 336 $ 321 $ 328 $ 327 $ 302 Payment - in - kind interest income 21 22 30 30 22 Dividend income - 0 1 0 0 Other Income 1 1 0 0 2 Total investment income $ 358 $ 345 $ 359 $ 358 $ 325 Operating Expenses Interest expense $ 93 $ 92 $ 95 $ 102 $ 100 Management fees 34 35 35 36 36 Income based incentive fees 34 35 31 26 2 Capital gains based incentive fees - - - - - Other operating expenses 3 4 4 4 4 Total expenses before tax expense 165 165 165 168 142 Net investment income before tax expense $ 193 $ 180 $ 194 $ 190 $ 183 Excise and other tax expense 4 4 4 4 4 Net investment income after tax expense $ 189 $ 176 $ 189 $ 186 $ 179 Net Realized and Unrealized Gains (Losses) Net change in unrealized appreciation (depreciation) (44) (11) (36) (62) (155) Net realized and unrealized gains (losses) (39) (21) (57) (60) (154) Net increase (decrease) in net assets resulting from operations $ 150 $ 155 $ 132 $ 126 $ 25 Per Share Data (1) Net investment income (basic and diluted) $ 0.83 $ 0.77 $ 0.82 $ 0.80 $ 0.77 Earnings (loss) per share (basic and diluted) 0.66 0.68 0.57 0.55 0.11 Dividends declared per share (regular) 0.77 0.77 0.77 0.77 0.77 Weighted average shares outstanding (basic and diluted) 226,577,167 228,192,335 230,462,792 231,349,087 232,203,849 Net realized gain (loss) 5 (10) (21) 3 1

SELECTED FINANCIAL HIGHLIGHTS ($ in millions, except share and per share data) (1) Annualized net investment income return is calculated as the total quarterly net investment income per share (annualized) divided by NAV per share at the beginning of the quarter. (2) Total return is calculated as the change in NAV per share during the period, plus dividends per share (assuming dividends and distributions are reinvested in accordance with the Company's dividend reinvestment plan), divided by the beginning NAV per share. (3) Carrying value of total debt outstanding is shown net of unamortized debt issuance costs and adjusted for the impact of hedge accounting. Average and ending debt - to - equity is calculated using principal amounts outstanding. (4) Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at cost or fair value, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented. 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26 Operating results Net investment income $ 189 $ 176 $ 189 $ 186 $ 179 Net income 150 155 132 126 25 Net investment income per share 0.83 0.77 0.82 0.80 0.77 Net income per share 0.66 0.68 0.57 0.55 0.11 Regular dividends per share 0.77 0.77 0.77 0.77 0.77 Annualized net investment income return (1) 12.1% 11.2% 12.0% 11.8% 11.4% Quarterly total return based on NAV (2) 2.8% 2.3% 2.2% 2.1% 0.7% Portfolio activity New investment commitments, at par $ 756 $ 631 $ 1,289 $ 907 $ 303 Investments sold and repaid (978) (185) (437) (629) (451) 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 Balance sheet Investments at fair value $ 12,834 $ 13,253 $ 13,810 $ 14,207 $ 13,942 Total debt outstanding, carrying value (3) 7,383 7,091 7,657 8,080 8,034 Total debt outstanding, principal 7,414 7,108 7,669 8,101 8,076 Net asset value 6,241 6,288 6,270 6,245 6,100 Net asset value per share 27.39 27.33 27.15 26.92 26.26 Ending debt - to - equity (3) 1.19x 1.13x 1.22x 1.30x 1.32x Average debt - to - equity (3) 1.16x 1.13x 1.15x 1.27x 1.31x % First lien 98.2% 98.2% 97.5% 97.6% 97.6% Weighted average yield on performing debt and income producing investments, at fair value (4) 10.2% 10.2% 10.0% 9.6% 9.3% Number of portfolio companies 284 295 311 316 316 New investment fundings 689 530 1,007 1,042 325 17

FUNDING SOURCES SUMMARY ▪ $2.3B of liquidity in unrestricted cash and undrawn debt (subject to borrowing base availability) as of March 31, 2026 (1) ($ in millions) (1) Available liquidity is comprised of cash and cash equivalents, excluding restricted cash, plus the amount available to borrow across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base . As of March 31 , 2026 , $ 2 . 1 billion of capacity is undrawn and $ 2 . 0 billion is available to borrow . (2) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 1 . 95 % per annum . As of March 31 , 2026 , the Company had no borrowings denominated in currencies other than USD Dollar in the Jackson Hole Funding facility . (3) Interest rate is SOFR + 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 200 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% . (4) Certain foreign currency advances incur an interest rate of the benchmark rate in effect for the applicable currency plus the applicable margin of 1 . 525 % up to + 1 . 775 % depending on borrowing base availability at the time of borrowing, except for commitments of certain lenders in the amount of $ 200 million that mature on June 28 , 2027 and incur an interest rate of base rate + 1 . 75 % up to + 1 . 875% (+ 10 bps CSA) . As of March 31 , 2026 , the Company had non - USD borrowings denominated in the following currencies : Canadian Dollars 38 . 4 million, Euros 469 . 5 million, British Pounds 293 . 5 million, Australian Dollar 1 . 0 million . (5) In connection with certain Notes, the Company entered into interest rate swaps to swap the fixed rate payment to a floating rate payment . The Company designated these interest rate swaps and the related Notes in qualifying hedge accounting relationships . (6) In connection with certain Notes, the Company entered into interest rate swaps to swap the fixed rate payment to a floating rate payment . The Company designated these interest rate swaps and the April 2028 Notes in a qualifying hedge accounting relationship . $ 400 million and $ 300 million of the April 2028 Notes were swapped at SOFR + 1 . 65 % and SOFR + 1 . 39% , respectively . (7) Total all - in cost of debt is calculated by annualizing interest expense (includes unused fees, amortization of debt issuance costs (including premiums and discounts), the impact of the application of hedge accounting, and 18 amortization of deferred financing costs on revolving credit facilities) divided by weighted average outstanding debt for the quarter. Weighted average interest rate (includes unused fees, amortization of debt issuance costs (including premiums and discounts) and the impact of the application of hedge accounting) was 4.83% during the quarter. Counterparty and Initial Date Principal Interest Rate Maturity Date Total Outstanding Entered Committed (Par) Jackson Hole Funding JPM – 11/16/18 SOFR + 1.95% (2) 5/17/2027 $500 $105 Breckenridge Funding BNP – 12/21/18 SOFR + 1.90% 6/18/2029 $1,175 $772 Big Sky Funding BOA – 12/10/19 SOFR + 1.85% 9/30/2027 $650 $520 BXSL 2025 - 1 Facility 12/27/2024 SOFR + 1.65% 12/27/2028 $400 $328 Revolving Credit Facility (3) (Syndicated) Citi – 6/15/20 SOFR + 1.525% - 1.775% (4) 8/5/2030 $2,525 $1,393 New 2026 Notes 3/16/2021 2.750% 9/16/2026 $700 $700 2027 Notes 7/23/2021 2.125% 2/15/2027 $650 $650 2028 Notes 9/30/2021 2.850% 9/30/2028 $650 $650 November 2027 Notes 5/20/2024 5.875% (swapped to SOFR + 1.38%) (5) 11/15/2027 $400 $400 April 2028 Notes 10/15/24 & 12/16/24 5.350% (swapped to a weighted average of SOFR + 1.54%) (6) 4/13/2028 $700 $700 June 2030 Notes 3/4/2025 5.300% (swapped to SOFR + 1.46%) (5) 6/30/2030 $500 $500 January 2031 Notes 10/14/2025 5.125% (swapped to SOFR + 1.66%) (5) 1/31/2031 $500 $500 September 2029 Notes 3/3/2026 5.25% (swapped to SOFR + 1.93%) (5) 9/4/2029 $400 $400 2024 - 1 CLO Debt Securitization 11/21/2024 SOFR + 1.51% - 1.78% 10/20/2036 $458 $458 Total 4.90% (7) $10,208 $8,076

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